UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 14, 2005
(Date of earliest event reported)

TRACK DATA CORPORATION
(Exact Name of Registrant as specified in its Charter)

Delaware	0-24634	22-3181095
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification)
incorporation or organization)		Number

95 Rockwell Place, Brooklyn, New York	11217
(Address of Principal Executives Offices)	(Zip Code)

718) 522-7373
(Registrant's telephone number including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

❒	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 10a-12 under the Exchange Act (17 CFR 240.14a-12

❒	Pre-commencment communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (14 CFR 240.13e-4(c))

Item 8.01 Other Events.

The following information is furnished pursuant to Item 8.01, “Other Events.”

On May 15, 2005, Track Data Corporation issued a press release announcing Barry Hertz, Track Data's Chairman and CEO, has been charged by the Securities and Exchange Commission with alleged insider trading.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 15, 2005	By	/s/ Martin Kaye

Martin Kaye
COO, CFO

INDEX TO EXHIBITS

Exhibit
No.	Description
99.1	Press Release of Track Data Corporation dated June 15, 2005 reporting its CEO was charged with alleged insider trading.